UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 28, 2010
                                                   (September 16, 2010)
                                                   ----------------------------

                           BEST ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-53260                  02-0789714
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)

     5433 Westheimer Road, Suite 825, Houston, TX                 77056
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code(713) 933-2600
                                                  --------------

                                      n/a
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS OR; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 16, 2010, Best Energy Services, Inc. (the "Company") appointed Edward "JR" Flores, Jr. as President and Chief Operating Officer of Best Energy Services, Inc. effective immediately. Mr. Flores succeeds Eugene Allen in that position.

Mr. Flores has 24 years experience in the workover well servicing business. For 18 years Mr. Flores was employed by Key Energy Services. While at Key he completed Key's "Rising Star Program" as well as its Global Well Control School. He left Key and joined Best Well Service on March 5, 2009 with responsibilities for handling Best's largest customer as well as others.

ITEM  9.01.  EXHIBITS

10.1     Press  Release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BEST ENERGY SERVICES, INC.
(Registrant)

Dated: September 28, 2010                    By: \s\Mark Harrington
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                                             Mark Harrington
                                             Chief Executive Officer